June 2010
June 2010
A specialty pharmaceutical company focused on the development and commercialization of proprietary products to address important therapeutic needs in the field of neuroscience
Exhibit 99.1

Forward looking statements
Forward looking statements
This slide deck contains forward-looking statements that are based upon current expectations within the meaning of the
Private Securities Reform Act of 1995 and for which we intend that protection be gained by the safe harbor created thereby.
Such statements involve risks and uncertainties.  Actual results and the timing of events may differ significantly from that discussed in the forward-looking statements.
Examples of such statements include, but are not limited to, expectations with respect to: plans to resubmit the Intermezzo
®
NDA; Intermezzo
®
being the first commercially available sleep aid in the United States in its target indication; plans for a highway driving study of Intermezzo
®
and studies of ondansetron; and the ability of Transcept
to resubmit the Intermezzo
®
NDA with sufficient content to warrant FDA approval; the cost of planned studies and the sufficiency of cash resources to address the FDA Complete Response Letter issues and fund currently planned studies; the ability of Transcept to obtain and maintain patent protection and regulatory exclusivity for Intermezzo
®
; the satisfaction of conditions under our collaboration
agreement with Purdue to obtain payments thereunder; plans of Transcept to exercise the option to co-promote Intermezzo
®
and to develop a specialty sales force; plans of Purdue to prioritize Intermezzo
®
commercialization; plans to enter into
partnerships outside the U.S. for the commercialization of Intermezzo
®
; and the ability of Transcept to identify potential
neuroscience products to complement any co-promotion of Intermezzo
®
.
Various important factors could cause actual results or events to differ materially from the forward-looking statements that
Transcept makes, including risks related to the following: our ability to carry out planned studies successfully and in a timely manner; new information arising out of clinical trial results; the FDA's view of the sufficiency of the anticipated content of the planned resubmission to support review and approval of the Intermezzo
®
NDA; unforeseen expenses related to FDA approval
and the business of Transcept generally; a decision by Purdue to terminate the Collaboration Agreement, before or even if the Intermezzo
®
NDA is approved; obtaining, maintaining and protecting the intellectual property rights for our product candidates; dependence on third parties to manufacture product candidates for our planned studies and carry out clinical trials; and the ability of Transcept to obtain additional funding, if needed, to support its business activities.
These and other risks are described in greater detail in the "Risk Factors" section of Transcept periodic reports filed with the
SEC. Forward-looking statements do not reflect the potential impact of any future in-licensing, collaborations, acquisitions, mergers, dispositions, joint ventures, or investments Transcept may enter into or make. We undertake no obligation to revise or update the forward-looking statements made herein whether as a result of new information, future events or otherwise.

Transcept Pharmaceuticals: company profile
Transcept Pharmaceuticals: company profile
Public listing through reverse merger in Jan 2009 –
Nasdaq:TSPT
Intermezzo
®
(zolpidem tartrate sublingual tablet): lead
product candidate
U.S. primary care partnership with Purdue Pharma,
psychiatry co-promote option
Strong balance sheet: $83.1M of cash, cash
equivalents and marketable securities on Mar 31, 2010
Management team with consistent history of
pharmaceutical product development and commercial
success

Transcept Pharmaceuticals: key corporate events
Transcept Pharmaceuticals: key corporate events
Intermezzo
®
: Preclinical program and two Phase 3
studies completed: 2004-2008
Intermezzo
®
NDA submitted: September 2008
U.S. commercial partnership: Purdue, Intermezzo
®
primary care marketing and sales: July 2009
Intermezzo
®
Complete Response Letter received from
FDA: October 2009
Transcept plans to resubmit the Intermezzo
®
NDA in
Q1 2011 for six-month FDA Class 2 review

Intermezzo
® Intermezzo
®
Proposed indication statement: Intermezzo
®
(zolpidem
tartrate sublingual tablet) is indicated for use as needed
for the treatment of insomnia when a middle of the night
awakening is followed by difficulty returning to sleep

Total Insomnia Prescriptions
Total Annual Prescriptions (MAT millions)
90
80
70
60
50
40
30
20
10
0
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10

Transcept
PHARMACEUTICALS, INC.

U.S. insomnia market:
~76 M insomnia Rxs and ~5% Rx growth: March 2009-March 2010
U.S. insomnia market:
~76 M insomnia Rxs and ~5% Rx growth: March 2009-March 2010
Source: Wolters Kluwer Pharma Solutions

Stanford Sleep Epidemiology Research Center:
middle of the night awakening: #1 insomnia symptom
Stanford Sleep Epidemiology Research Center:
middle of the night awakening: #1 insomnia symptom
Large scale population based sleep epidemiology
study , ~9,000 subjects over 4 years
35% report awakenings at least 3x per week
>90% report awakenings persist more than six months
Fewer than 25% of the middle of the night awakening
group reported difficulty going to sleep at bedtime
10.9% of study subjects who experienced middle of the
night awakenings consulted a physician
(1) Maurice M. Ohayon, MD, DSc, PhD: Nocturnal Awakenings and comorbid disorders in the American general population, J of Psych Research (2008)

1

Intermezzo
®
: no product currently indicated for prn
treatment of middle of the night awakening
Middle of the night awakenings typically did not occur every night, even in a more severely affected patient group
¹
Commonly prescribed 7 to 8 hour sleep aids require
bedtime prophylactic dosing before an awakening occurs
and are not designed for use in the middle of the night
An ideal therapeutic would:
– Be used at the time patients need help returning to sleep, not every night in advance of a problem that may not occur
– Return patients to sleep rapidly
– Use a low enough dose to avoid next day residual effects
(1) Transcept Pharmaceuticals Phase 3 outpatient study, n = 294

Novel formulation
Low dose
Fast acting
No next day
residual effects
Sleep lab clinical result: 14 minute sleep onset
with 3.5 mg dose
In two Phase 3 studies, no significant next day
residual effects as compared to placebo
Sublingual tablet dissolves in ~ 2 minutes
pH drives zolpidem base, rapidly absorbed
72% lower dose than Ambien CR
®
, the most
commonly prescribed insomnia brand
Intermezzo
®
: anticipated to be the first sleep aid for
use at the time of a middle of the night awakening
Intermezzo
®
: anticipated to be the first sleep aid for
use at the time of a middle of the night awakening

PK comparison study: *Intermezzo*® 3.5mg vs. Ambien 10mg PO n=33

Area under the curve (AUC) (ng.hr/mL)
0
1
2
3
4
1.4x
Intermezzo® 3.5 mg
2.9x
9.3x
Ambien® 10 mg
0
5
10
15
20
Time (min)

Transcept PHARMACEUTICALS, INC.

10

Intermezzo
®
3.5 mg delivered greater early zolpidem
bioavailability than a ~3x higher Ambien
®
dose
Intermezzo
®
3.5 mg delivered greater early zolpidem
bioavailability than a ~3x higher Ambien
®
dose

Regulatory Review Regulatory Review

FDA Complete Response Letter: October 2009
FDA Complete Response Letter: October 2009
FDA indicated Transcept has submitted substantial evidence
of effectiveness for the use of Intermezzo
®
in its intended
indication
FDA recognized that the Intermezzo
®
data did not indicate
significant next-day residual effects at 4 hrs
However, given the unique Intermezzo
®
indication, FDA has
requested:
– additional data on next-day effects, with reference to driving ability
– demonstration that inadvertent dosing errors can be minimized
• inadvertent re-dosing in a single night
• inadvertent dosing with < 4 hrs of bedtime remaining

Actions to address FDA Complete Response Letter
Actions to address FDA Complete Response Letter
Inadvertent re-dosing in a single night
FDA has indicated that redesigned unit dose packaging appears to reduce the potential for inadvertent re-dosing in a single night.
Inadvertent dosing with < 4 hours bedtime remaining
FDA has agreed to a pre-approval highway driving study to
characterize the safety profile of dosing Intermezzo
®
with four
hours or less remaining in bed. Study has begun.
FDA has agreed to consider as part of the overall Intermezzo
®
NDA the Transcept contention that a pre-approval in-use study could not accurately measure patient ability to avoid inadvertent dosing errors.

Highway driving study overview
Highway driving study overview
Approximately 40 healthy adult volunteers
Highway driving over a one-hour period
Single-center (Maastricht), double-blind,
randomized, placebo-controlled
crossover design
Key comparisons:
– Intermezzo
®
3.5mg vs. placebo, 4 hours post-dose
– Intermezzo
®
3.5mg vs. placebo, 3 hours post-dose
– Zopiclone 7.5mg vs. placebo (positive control)
Key measure of driving impairment: standard deviation
of lateral position (a measurement of ‘weaving’) as
compared to placebo

U.S. Commercial Partnership: Purdue Pharma U.S. Commercial Partnership: Purdue Pharma

Purdue Pharma:
Intermezzo
®
U.S. primary care marketing partner
Purdue Pharma:
Intermezzo
®
U.S. primary care marketing partner
> $2 billion 2008 revenue, leading pain therapeutic
franchise, significant U.S. primary care marketing
and sales presence
Intermezzo
®
: an important new product opportunity
for Purdue
Purdue team actively engaged with Transcept to
address issues raised in FDA Complete Response
Letter

Purdue Pharma agreement: key Transcept benefits
Purdue Pharma agreement: key Transcept benefits
Purdue to commercialize Intermezzo
®
to U.S. primary care market
Milestone payments
– Upfront license fee: $25M received August 2009
– FDA approval milestone of $30M, reduced by $2M each 30-day period after June 30, 2010
– Up to $90M additional upon the achievement of certain patent milestones and net sales targets, including $10M for first formulation patent listed in Orange Book
Base royalties
– Double digit royalties up to the mid 20% level on net sales
Co-promote option: foundation for a commercial future
– Additional double digit royalty on psychiatrist Rx net sales
– Transcept option: co-promote to psychiatrists as early as the first anniversary after Purdue launch

Intermezzo ® : Intellectual property Intermezzo ® : Intellectual property

Intermezzo
®
: two formulation patents issued; method
of use patents pending
Intermezzo
®
: two formulation patents issued; method
of use patents pending
Formulation for transmucosal absorption
– Two issued U.S. patents -
7,682,628 and 7,658,945
– Patents expire no sooner than February 2025
– Low dose zolpidem, ~1mg to ~5mg
– Formulation with buffer system for transmucosal absorption
Method of treating MOTN awakenings
– Priority date: May 2005
– Low dose zolpidem, ~1mg to ~5mg
– Treatment of middle of the night awakenings
administration as needed after the subject awakens
– Proposed claims cover multiple dosage forms

Pipeline development Pipeline development

TO-2061: low-dose ondansetron
augmentation in treatment-resistant
obsessive compulsive disorder (TR-OCD)
TO-2061: low-dose ondansetron
augmentation in treatment-resistant
obsessive compulsive disorder (TR-OCD)

Proposed indication statement:  For use as an adjunctive
therapy in adult patients with OCD who have not
adequately responded to treatment with an SSRI

Significant unmet medical need: Treatment Resistant
Obsessive Compulsive Disorder (TR-OCD)
Significant unmet medical need: Treatment Resistant
Obsessive Compulsive Disorder (TR-OCD)
Obsessive Compulsive Disorder
– Psychiatric disorder characterized by intrusive thoughts and repetitive actions that attempt to reduce the associated distress
– 1% to 2% of U.S. population
– Significantly interferes with every day life activities for patients and their families
– 40% to 60% of OCD patients do not respond adequately to first-line treatment with SSRIs (e.g., Prozac
®
, Luvox
®
, Paxil
®
, Zoloft
®
)
No FDA-approved treatment for TR-OCD
– SSRIs are often augmented by off-label use of atypical antipsychotics
• ~68% of SSRI-resistant OCD patients do not respond to
augmentation treatment with atypical antipsychotics
• Atypical antipsychotics may produce significant adverse effects
(weight gain, metabolic disorder)

Rationale for ondansetron augmentation in TR-OCD
Rationale for ondansetron augmentation in TR-OCD
Ondansetron: 5-HT
3
antagonist (Zofran
®
) approved for
chemotherapy-induced nausea and vomiting, typical
daily doses of 16 mg to 24 mg
Like SSRIs, ondansetron affects serotonin pathways and
may enhance SSRI effects on OCD symptoms
Like atypical antipsychotics, ondansetron reduces
dopaminergic activity and may inhibit repetitive behavior
by down-regulating dopamine

Two Transcept sponsored investigational studies of
ondansetron augmentation in TR-OCD
Two Transcept sponsored investigational studies of
ondansetron augmentation in TR-OCD
Pilot Study A: Ondansetron augmentation in patients who
responded poorly to at least 12 weeks of SSRI treatment
combined with an atypical antipsychotic, n=14
– Patients resistant to multiple treatments improved when ondansetron was added
Pilot Study B: Ondansetron augmentation in patients who
responded poorly to at least 12 weeks of SSRI treatment
alone, n=21
– Ondansetron augmentation in SSRI treatment-resistant patients produced clinically meaningful improvement in TR-OCD symptoms
Safety
– Low-dose ondansetron was well tolerated in both studies (no dropouts due to AE’s)

% YBOCS decrease from baseline
(Mean ± SE)

Transcept
PHARMACEUTICALS, INC.

Ondansetron improved the symptoms in >50% of patients
who responded poorly to SSRI treatment
Ondansetron improved the symptoms in >50% of patients
who responded poorly to SSRI treatment
44%
improvement
at endpoint
2.9%
improvement
at endpoint
Week 2 Week 4 Week 6 Week 8 Week 10 Week 12
50%
40%
30%
20%
10%
0%
Responders (57% of patients)
Non-responders (43% of patients)

Pilot Study B: SSRI Augmentation Study n=21

Decrease = improvement
Average YBOCS scores
(Mean ± SE)

Transcept
PHARMACEUTICALS, INC.

Week
0
Week
2
Week
4
Week
6
Week
8
Week
10
Week
12
Week
14
Week
16
10
20
30
40
8 of 12 responders relapsed within four weeks after
ondansetron treatment period ended
8 of 12 responders relapsed within four weeks after
ondansetron treatment period ended

38.3%
worsening
from Week 12
Ondansetron augmentation
phase
After ondansetron
treatment period ended
Pilot Study B: SSRI Augmentation Study n=21

Regulatory highlights
– IND accepted Q2 2010: opening PK study may proceed
– 505b2 NDA pathway
PK studies: Planned for completion ~H1 2011
Phase 2, double-blind, placebo-controlled study of SSRI
augmentation with low-dose ondansetron in TR-OCD
patients, n 150
– If successful, this Phase 2 study could potentially be submitted as one of two pivotal Phase 3 studies
– Top-line results: preliminary estimation H2 2012
Other
– Approx $7.5M incremental expense estimated through Phase 2 results
– Second internally developed Transcept product candidate
Development overview:
Low-dose ondansetron augmentation in TR-OCD
Development overview:
Low-dose ondansetron augmentation in TR-OCD

Financial Overview Financial Overview

Financial position: March 31, 2010
Financial position: March 31, 2010
Cash & investments: $83.1 M
Q1 2010 cash burn rate: $1.9 M / month
Shares outstanding: 13.4 M
Options / warrants / other: 2.5
Total: 15.9 M
Employees: 31

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Transcept
PHARMACEUTICALS, INC.

Key Transcept goals and activities
Key Transcept goals and activities
Completed Intermezzo
®
US marketing partnership, July 09
Patent coverage: two Intermezzo
®
formulation patents issued
Proposal to FDA on Intermezzo
®
NDA resubmission, Feb 10
FDA agreement on highway driving study design, March 10
Begin highway driving study, June 2010
Resubmit Intermezzo
®
NDA first quarter 2011, Class 2 review
Begin low-dose ondansetron development program
Develop ex-U.S. Intermezzo
®
partnerships (EU pricing ~10% to
20% of U.S. pricing)

Intermezzo
®
is a registered trademark of Transcept Pharmaceuticals, Inc.
Ambien
®
is a registered trademark of sanofi-aventis
Zofran
® and
Paxil
®
are registered trademarks of The GlaxoSmithKline Group of Companies
Prozac
®
is a registered trademark of Eli Lilly & Co.
Luvox
®
and Luvox CR
®
are registered trademarks of Solvay Pharmaceuticals, Inc.
Zoloft
®
is a registered trademark of Pfizer Inc.